Exhibit 99.1

Bristol-Myers Squibb Completes Acquisition of Celgene,
Creating a Leading Biopharma Company

NEW YORK— November 20, 2019 — Bristol-Myers Squibb Company (NYSE:BMY) announced today that it has completed its acquisition of Celgene Corporation (NASDAQ:CELG) following the receipt of regulatory approval from all government authorities required by the merger agreement and, as announced on April 12, 2019, approval by Bristol-Myers Squibb and Celgene stockholders.

Upon completion of the acquisition, pursuant to the terms of the merger agreement, Celgene became a wholly owned subsidiary of Bristol-Myers Squibb Company. Under the terms of the merger, Celgene shareholders received for each share, 1.00 share of Bristol-Myers Squibb common stock, $50.00 in cash without interest and one tradeable Contingent Value Right (CVR), which will entitle the holder to receive a payment of $9.00 in cash if certain future regulatory milestones are achieved. Celgene common stock ceased trading as of the close of trading today. On November 21, 2019, newly issued Bristol-Myers Squibb shares and CVRs will commence trading on the New York Stock Exchange, with the CVRs trading under the symbol “BMYRT.”

“This is an exciting day for Bristol-Myers Squibb as we bring together the leading science, innovative medicines and incredible talent of Bristol-Myers Squibb and Celgene to create a leading biopharma company,” said Giovanni Caforio, M.D., Chairman and Chief Executive Officer of Bristol-Myers Squibb. “With our leading franchises in oncology, hematology, immunology and cardiovascular disease, and one of the most diverse and promising pipelines in the industry, I know we will deliver on our vision of transforming patients’ lives through science. I am excited about the opportunities for our current employees and the new colleagues that we welcome to the Company as we work together to deliver innovative medicines to patients.”

Since announcing the transaction on January 3, 2019, there have been a number of tangible advancements toward delivering on the key value drivers for the merger, including: further progress relating to the patent estate for REVLIMID®, the U.S. Food and Drug Administration (FDA) approval of INREBIC® (fedratinib) for the treatment of certain forms of myelofibrosis, the U.S. FDA approval of REBLOZYL® (luspatercept-aamt) for the treatment of anemia in certain adult patients with beta thalassemia, and regulatory filings of luspatercept and ozanimod in the U.S. and Europe. The Company has also made substantial progress toward the planning of a successful integration. For an overview of the combined company and the milestones achieved while the transaction was pending, visit www.bestofbiopharma.com.

OTEZLA® Divestiture Update

As announced on August 26, 2019, in connection with the regulatory approval process for the transaction, Celgene entered into an agreement to divest the global rights to OTEZLA® (apremilast) to Amgen (NASDAQ:AMGN) for $13.4 billion in cash following the closing of the merger with Bristol-Myers Squibb. On November 15, 2019, Bristol-Myers Squibb announced that the U.S. Federal Trade Commission (FTC) accepted the proposed consent order in connection with the pending merger of Bristol-Myers Squibb and Celgene, thereby permitting the parties to close the merger. Bristol-Myers Squibb expects the OTEZLA divestiture to be completed promptly following the closing of the merger and plans to prioritize the use of proceeds for debt reduction.

Accelerated Share Repurchase Program

Bristol-Myers Squibb also announced that its Board of Directors has authorized the repurchase of $7 billion of Bristol-Myers Squibb common stock.

In connection with this authorization, Bristol-Myers Squibb has entered into accelerated share repurchase (ASR) agreements with Morgan Stanley & Co. LLC and Barclays Bank PLC to repurchase, in aggregate, $7 billion of Bristol-Myers Squibb common stock. Bristol-Myers Squibb expects to fund the repurchase with cash on-hand. Approximately 80 percent of the shares to be repurchased under the transaction will be received by Bristol-Myers Squibb on November 27, 2019. The total number of shares ultimately repurchased under the program will be determined upon final settlement and will be based on a discount to the volume-weighted average price of Bristol-Myers Squibb’s common stock during the ASR period. Bristol-Myers Squibb anticipates that all repurchases under the ASR will be completed by the end of the second quarter of 2020.

Board Appointments

As previously announced, in connection with the closing of the transaction, Michael Bonney, Dr. Julia A. Haller and Phyllis Yale have joined the Bristol-Myers Squibb Board of Directors, expanding the size of the Board from 11 to 14. Mr. Bonney and Dr. Haller served on Celgene’s Board of Directors until the closing of the transaction. All three new directors bring valuable skill sets and significant experience relevant to Bristol-Myers Squibb’s business.

Advisors

Morgan Stanley & Co. LLC is serving as lead financial advisor to Bristol-Myers Squibb, and Evercore and Dyal Co. LLC are serving as financial advisors to Bristol-Myers Squibb. Kirkland & Ellis LLP is serving as Bristol-Myers Squibb’s legal counsel. J.P. Morgan Securities LLC is serving as lead financial advisor and Citi is acting as financial advisor to Celgene. Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Celgene.

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol-Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook and Instagram.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products, Bristol-Myers Squibb’s acquisition of Celgene (the “Merger”), the pending sale of OTEZLA (the “Divestiture,” and together with the Merger, the “Transaction”), and the execution of the ASR program. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s control and could cause Bristol-Myers Squibb’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, Bristol-Myers Squibb successfully using proceeds from the Divestiture; the combined company will have substantial indebtedness following the completion of the Transaction; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Transaction; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Transaction and ASR program has a negative effect on the market price of the capital stock of the combined company or on the combined company’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this press release and except as otherwise required by applicable law, Bristol-Myers Squibb undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contacts

Media:
609-252-3345
media@bms.com

Shareholder Services:
Celgene shareholders with questions about their shares can contact an Equiniti information agent at 833-503-4131

Investors:
Tim Power
609-252-7509
Timothy.Power@bms.com

Or

Nina Goworek
908-673-9711
NGoworek@celgene.com

Or

Andy Brimmer / Dan Katcher / Jamie Moser
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449